Exhibit 10.24

STOCK SUBSCRIPTION AGREEMENT

(Foreign Investors)

STERLING MINING COMPANY, INC.

THIS SUBSCRIPTION AGREEMENT dated as of the _____ day of _______________, 200__, BETWEEN:

Sterling Mining Company, Inc., an Idaho (U.S.A.) corporation with an address at 2201 North Government Way, Professional Plaza Suite E, Coeur d’Alene ID 83814, U.S.A., (the “Issuer”)

AND:

Name of Purchaser

Mailing Address

(the “Investor”)

WITNESS THAT WHEREAS:

A.	The Issuer is subject to the regulatory jurisdiction of the U.S. Securities and Exchange Commission and any other securities commission of any State of the United States in which the shares of the Issuer are offered (collectively the “Commissions”).

B.	The Investor has agreed to purchase shares of stock of the Issuer, expressed as “Units” in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

1.	PURCHASE AND SALE OF UNITS

1.1	The Investor hereby subscribes for and pays for in accordance with the terms of this Agreement, _____________________ Units at a price of U.S. $__________________ per Unit. Each Unit consists of one share of common stock of the Issuer, and _____________________ Warrant(s) with an exercise price of U.S. $_________________ per share and with a term to _____________________.

1.2	The Investor: _________________ Shall deliver, or, ______________ Has delivered, the sum of U.S. $_______________ to the Issuer.

1.3	Subscriptions delivered to the Issuer are not subject to revocation by the Investor. The Investor acknowledges and agrees that this Agreement shall not be binding on the Issuer until this Agreement, along with all other requisite documents and funds, have been delivered to Sterling Mining Company, Inc., 2201 North Government Way, Professional Plaza Suite E, Coeur d’Alene, ID 83814, and the Issuer has accepted the Agreement upon satisfying itself that all applicable securities laws have been compiled with, and that, if applicable, the Investor is a sophisticated purchaser or accredited investor.

2.	REPRESENTATION AND WARRANTIES

2.1	The Investor represents and warrants to the Issuer that:

(a)	the Investor is purchasing the Units/Shares as principal and not on behalf of any third party;

(b)	the Investor knows that the Units/Shares are being acquired pursuant to exemptions under the United States Securities Act of 1933, as amended (the “Securities Act”);

(c)	the Investor is not a “U.S. Person” as defined in Regulation S of the Securities Act and is not acquiring the Units/Shares for the account or benefit of a U.S. Person;

(d)	the Investor is acquiring the Units/Shares in an “offshore transaction” as defined by Rule 902(h) of Regulation S; and

(e)	the Investor is not acquiring the Units/Shares as a result of any information about the affairs of the Issuer that is not generally known to the public other than knowledge of this particular transaction.

2.2	The Issuer represents and warrants to the Investor that:

(a)	the Issuer is a corporation duly incorporated and in good standing under the laws of the State of Idaho; and

(b)	this Agreement has been duly authorized by the necessary corporate action on the part of the Issuer and it constitutes a valid obligation of the Issuer duly binding upon it and enforceable in accordance with its terms.

3.	COVENANTS

The Investor covenants with the Issuer to execute and deliver such further documents and do all such further acts and things as may be necessary to comply with the Commissions’ requirements for this private placement and to carry out the intent of this Agreement.

4.	SECURITIES LAW MATTERS

4.1	The Investor is aware of an acknowledges to and agrees with the Issuer as follows:

(a)	the Units/Shares have not been and will not be registered under the Securities Act in reliance on the exemptions under the Act;

(b)	the holder thereof, by purchasing such securities agrees for the benefit of the Issuer that such Units/Shares may be offered, sold, pledged or otherwise transferred only (i) in accordance with the provisions of Regulation S and Rule 144 (if applicable) under the Securities Act, (ii) pursuant to registration under the Securities Act or (iii) pursuant to an available exemption from the registration requirements of the Securities Act;

(c)	the holder will not engage in hedging transactions with regard to the Units/Shares unless in compliance with the Securities Act;

(d)	any person to whom any of the Units/Shares, or any interest therein, are transferred will, in turn, be subject to applicable retransfer restrictions; the Investor fully comprehends that the Issuer is relying to a material degree on the representations, warranties and agreements contained herein and in his or her Investment Representation Letter and Investor Questionnaire submitted to the Company, and with such realization, authorizes the Issuer to act as it may see fit in full reliance hereon, including the placement on the certificates or other documents evidencing the Units/Shares of the following legend and any legends required by any applicable state securities laws:

THE UNITS/SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AS THAT TERMS IS DEFINED IN RULE 144 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND HAVE NOT BEEN REGISTERED UNDER THE ACT. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS SO REGISTERED, IN ACCORDANCE WITH REGULATION S AND RULE 144 UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HEDGING TRANSACTIONS WITH REGARD TO THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL SKILLED IN SECURITIES MATTERS AND OTHER EVIDENCE OF COMPLIANCE WITH THE ACT PRIOR TO PERMITTING A TRANSFER OF THESE SHARES.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITIES IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (B) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND RULE 144 (C) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT (IF AVAILABLE), (3) AGREES IT WILL NOT CONDUCT ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES UNLESS IN COMPLIANCE WITH THE ACT, AND (4) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

The Investor fully comprehends that the Issuer is relying to a material degree on the representations, warranties and agreements contained herein and in his or her

(f)	the Investor agrees that the Issuer may require than none of the Units/Shares or any interest therein may be sold, transferred or otherwise disposed of unless registered under the Securities Act, without his or her having first presented to the Issuer or its counsel a written opinion of counsel experienced in securities law matters indicating that the proposed disposition will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder, and the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration; and

(g)	the Investor acknowledges that the foregoing is not a complete statement of the law applicable to resale of the Units/Shares, but merely an outline of some of the more salient features. For legal advice in these matters, the Investor will continue to rely on its own legal counsel as the Investor has throughout this transaction concerning the purchase of the Units/Shares.

5.	INDEMNIFICATION

5.1	The Investor hereby indemnifies and holds harmless the Issuer and its officers, directors, shareholders, agents, employees, attorneys, successors, and assigns from and against all damages, losses, costs, liabilities, and expenses (including costs of investigation, defense, and attorneys’ fees) incurred by reason of the failure of the Investor to fulfill any of the Investor’s obligations hereunder or by reason of any breach or inaccuracy of any of the representations or warranties made by the Investor herein.

6.	GENERAL

6.1	This Agreement is subject to the approval of such regulatory authorities that have jurisdiction over the Issuer, including all Commissions.

6.2	Neither the Investor nor the Issuer may assign all or any part of his, her or its interest in or to this Agreement without the written consent of the other and any purported assignment without such consent will be void.

6.3	This Agreement is to be governed and interpreted according to the laws of the State of Idaho without regard to conflict of laws or principles.

6.4	This Agreement shall enure to the benefit of and be binding upon the parties and their successors, personal representatives and permitted assigns.

6.5	Time is of the essence of this Agreement.

6.6	The parties to this Agreement may amend this Agreement only in writing.

6.7	The parties to the Agreement will execute and deliver such investor questionnaires, documents, transfers, assurances, share certificates and procedures necessary for the purposes of giving effect to or perfecting the transactions contemplated by this Agreement.

6.8	All notice or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the address given above, and such notice will be deemed to be given on the date of receipt.

IN WITNESS WHEREOF the parties hereto have hereunder set their hands as of the date first state above.

STERLING MINING COMPANY, INC.

BY:
, President

If Investor is an individual:

Name of Investor	Signature of Investor

Name of Witness	Signature of Witness

Address of Investor

Occupation

OR

If Investor is a corporation, trust or other entity:

Name of Corporation

By:
Name:

Title:

INVESTMENT REPRESENTATION LETTER

(Foreign Investors)

STERLING MINING COMPANY, INC.

Sterling Mining Company

2201 North Government Way

Professional Plaza Suite E

Coeur d’Alene, ID 83814, U.S.A.

Attention: Ray DeMotte, President

Gentlemen and Ladies:

The undersigned proposes to acquire “Units” issued by Sterling Mining Company, Inc., an Idaho Corporation. The Unit price is U.S. $            . Each Unit consists of one share common stock, and __________ Warrants with an exercise price of $__________ per share and a term to __________.

The undersigned understands that the Units will be issued to the undersigned without registration under the Securities Act of 1933, as amended (the “Securities Act”), or qualification under any state securities laws.

As an inducement for the Company to complete the sale and issuance of the Units to the undersigned, the undersigned hereby agrees, represents and warrants to the Company as follows:

a.	The undersigned is not a “U.S. Person” and is not acquiring the Units for the account or benefit of a U.S. Person. “U.S. Person” is defined in Regulation S under the Securities Act;

b.	The undersigned is acquiring the Units in an “offshore transaction” as defined by Rule 902(h) of Regulation S under the Securities Act;

c.	The undersigned may resell any Shares acquired only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act;

d.	The undersigned will not engage in hedging transactions with regard to the Units unless in compliance with the Securities Act;

e.	The undersigned is an experienced investor, having had prior experience with investments in companies of similar risk to the Company;

f.	The undersigned, either alone or with his professional advisors, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the proposed purchase of the Units/Shares and the investment in the Company;

g.

The undersigned understands that the acquisition of the Units/Shares involves substantial risk and the undersigned has carefully analyzed and is aware of all of the risk factors related to the ownership of the Shares and has the ability to bear the economic risk of his proposed investment in the Company, and the undersigned can hold the Shares indefinitely and could afford a complete loss on the Shares;

h.	The undersigned has obtained and reviewed all information about the Company that he desires and which he feels is necessary to enable him to recognize and evaluate the merits and risks of his purchase of the Units and investment in the company and the undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company’s officers, or a person or persons acting on their behalf, concerning the Company and the Shares and all such questions have been answered to the undersigned’s full satisfaction;

i.	The undersigned has relied on his own tax and legal advisor and his own investment counselor with respect to the income tax and investment considerations of ownership of the Units;

j.	solicitation of an offer to acquire the Units was directly communicated to the undersigned and any Purchaser Representative(s) that the undersigned may have. At no time was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer; and

k.	The Units and Warrants are being acquired and will be held by the undersigned for personal investment and the undersigned has no present intention of distributing any of the Units or any interest therein to others.

The undersigned acknowledges that the offer and sale of the Units has not been registered under the Securities Act, or qualified under the securities law of any state, and that the Units thus are not freely tradable. The undersigned further acknowledges and agrees as follows:

1.	All of the information contained in the Investor Questionnaire being delivered by the undersigned to the Company simultaneously herewith is complete and correct; and the undersigned understands that in determining that exemptions from the registration and qualification provisions of the Securities Act and any applicable state securities laws, the Company is relying in part upon the presentations, warranties and agreements made by the undersigned herein and in the Investor Questionnaire referred to above; and

2.	The undersigned hereby indemnifies and agrees to hold the Company, and each of its officers, directors, employees and agents, harmless from and against any and all damages suffered and liabilities incurred (including costs of investigation, defense and attorneys’ fees) by reason of or arising out of any inaccuracy in the agreements, representations, and warranties which the undersigned has made herein.

The undersigned understands that the foregoing is not intended to be a complete statement of the law applicable to resale of the Shares, but merely an outline of some of the more salient features. For legal advice in these matters, the undersigned will rely on his or her own legal counsel concerning his purchase of the Units.

Dated:

Very truly yours,

If Investor is an individual:

Signature	Name (please print)

If Investor is a corporation, trust or other entity:

Name of Entity

Address of Entity

By:
Name:

Title: